                            SCHEDULE 14A INFORMATION

                                Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.----)


Check the appropriate box:

[  ]    Preliminary Proxy Statement
[  ]    Confidential, for Use of the  Commission  Only (as permitted by Rule
        14a-6(e)(2))
[x ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                   LINDA'S FLAME ROASTED CHICKEN INCORPORATED
                (Name of Registrant as Specified In Its Charter)
              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

[  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or
        14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:
             -------------------------------------------------------------------
        2)   Aggregate number of securities to which transaction applies:
             -------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             -------------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:
             -------------------------------------------------------------------
        5)    Total fee paid:---------------------------------------------------
[x ]    Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid: ------------------------------------------
        2)    Form, Schedule or Registration Statement No.:---------------------
        3)    Filing Party:-----------------------------------------------------
        4)    Date Filed:-------------------------------------------------------

                   LINDA'S FLAME ROASTED CHICKEN INCORPORATED
                                11 Commerce Drive
                           Cranford, New Jersey 07016

To Our Stockholders:

         On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Linda's Flame Roasted Chicken Incorporated (the "Company") to be held on Wednesday, June 26, 1996, at 10:00 o'clock a.m. (local time) at The Grand Summit Hotel, 570 Springfield Avenue, Summit, NJ 07901.

         In addition to electing directors, you are being asked to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company, approve the Company's 1995 Stock Option Plan and ratify the appointment of auditors. The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the Annual Meeting. For the reasons set forth in the Proxy Statement, your Board of Directors unanimously recommends that you vote FOR each of the four matters proposed for stockholder action.

         In order to ensure that your shares are represented at the meeting, I urge you to promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed in the United States.

                                                        Very truly yours,



                                                        /s/Richard Goldberger
                                                        ---------------------
                                                        Richard Goldberger
                                                        Chairman of the Board


Dated:  May 28, 1996

                   LINDA'S FLAME ROASTED CHICKEN INCORPORATED
                                11 Commerce Drive
                           Cranford, New Jersey 07016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 1996


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Linda's Flame Roasted Chicken Incorporated (the "Company") will be held on Wednesday, June 26, 1996, at 10:00 o'clock a.m. (local time) at The Grand Summit Hotel, 570 Springfield Avenue, Summit, NJ 07901 for the purpose of considering and voting upon:

         1.       The election of seven directors.

         2.       The approval of an amendment to the Company's
                  Certificate of Incorporation that would change the name of the Company to Linda's Diversified Holdings Inc.

         3.       The approval of the Company's 1995 Stock Option Plan.

         4.       The ratification of the appointment of auditors.

         5. Such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on May 23, 1996 will be entitled to notice of and to vote at the meeting. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting is open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company's offices at 11 Commerce Drive, Cranford, New Jersey 07016 from June 16-25, 1996 and will also be available for inspection throughout the meeting by any stockholder who is present.

                                             By Order of the Board ofDirectors,


                                             Stuart Fuchsman
                                             Secretary


Dated:  May 28, 1996



                                    IMPORTANT

         Regardless of whether you expect to attend the meeting, please mark, sign, date and return the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed within the United States.

                                 PROXY STATEMENT

                   LINDA'S FLAME ROASTED CHICKEN INCORPORATED
                                11 Commerce Drive
                           Cranford, New Jersey 07016

                         ANNUAL MEETING OF STOCKHOLDERS


         This proxy statement is furnished to stockholders of Linda's Flame Roasted Chicken Incorporated (the "Company") in connection with the Annual
Meeting of Stockholders ("Annual Meeting") of the Company to be held on Wednesday, June 26, 1996, at 10:00 o'clock a.m. (local time) at The Grand Summit Hotel, 570 Springfield Avenue, Summit, NJ 07901 and at any adjournment thereof. The Board of Directors of the Company (the "Board of Directors" or the "Board") is soliciting proxies to be voted at the Annual Meeting.


         This Proxy Statement and Notice of Meeting are first being sent or delivered to stockholders on or about May 28, 1996.


Voting Rights and Votes Required

         If the proxy is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted, the proxy will be voted in accordance with such specification. Otherwise the proxy will be voted FOR the election of the nominees for Director and FOR the other three matters listed in the accompanying Notice of Annual Meeting of Stockholders.

         The proxy may be revoked by the stockholder at any time prior to its use by the Company by voting in person at the Annual Meeting, by executing a later proxy, or by submitting a written notice of revocation to the Secretary of the Company at the Company's office or at the Annual Meeting.

         Only stockholders of record at the close of business on May 23, 1996 are entitled to notice of and to vote at the Annual Meeting. At the close of business on May 23, 1996, 2,065,000 shares of the Company's Class A Common Stock and 800,000 shares of the Company's Class B Common Stock (respectively, "Class A Common Stock" and "Class B Common Stock" and collectively, "Common Stock") were outstanding and eligible to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to six votes on all matters submitted to a vote of stockholders. The Class A and Class B Common Stock will vote together as a single class on all matters on which stockholders may vote at the Annual Meeting. Accordingly, the total number of votes that can be cast by shares of Class A Common Stock and Class B Common Stock entitled to vote at the meeting is 6,865,000.

         Presence at the Annual Meeting, in person or by proxy, of the holders of shares of Common Stock having the power to cast a majority of all votes that can be cast by all outstanding shares of Common Stock as of the record date will constitute a quorum. Shares of stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, whether or not the proxy is marked as casting a vote or abstaining. Likewise, where the recordholder has indicated on the proxy card or has otherwise notified the Company that such holder does not have power to vote shares represented by the proxy (a "broker non-vote"), the shares will be treated as present at the Annual Meeting for purposes of determining a quorum.

         In the election of Directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote count and will have no effect. The required vote on the election of Directors will be a plurality of the votes cast.

         Other than with respect to the election of Directors, each other matter voted on at the Annual Meeting requires the approval of the majority of the total votes represented by shares of stock present and entitled to vote thereon. Therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes constituting a majority.

Security Ownership of Certain Beneficial Owners

         The following table sets forth certain information as of May 23, 1996 pertaining to the beneficial ownership of the Common Stock, by (i) persons known to the Company to own 5% or more of the outstanding Common Stock, (ii) each director and nominee for election as a director, (iii) each executive officer named in the Summary Compensation Table below and (iv) directors and executive officers of the Company as a group. Each such person has sole voting and investment power with respect to his or her shares, subject, as to 450,000 shares of Class B Common Stock, to the escrow described below under "Escrow Shares." This information has been obtained from the Company's records, or from information furnished by the person named to the Company.


                                          Number of Shares of        Percentage Ownership      Percent of Voting Power
Name of Beneficial                           Common Stock            of all Common Stock         of all Common  tock
Owner (1)                               Beneficially Owned (2)           Outstanding                 Outstanding
- ------------------                      ----------------------       --------------------      -----------------------

Peter Weissbrod                                198,375(3)(4)(5)                  6.69                         9.91

Stuart Fuchsman                                203,375(3)(4)(6)                  6.85                         9.98

Linda Weissbrod                                118,375(3)(4)(7)                  4.10                         8.86

Richard Goldberger                                 -0-(8)                        -0-                          -0-

Mildred Goldberger                             221,750(3)(4)(9)                  7.67                        17.50

Lewis Levine                                    98,375(3)(4)                     3.44                         8.60

Wendy Fuchsman                                  98,375(3)(4)                     3.44                         8.60

Caryl Levine                                    98,375(3)(4)                     3.44                         8.60

William Ozzard                                  40,000(10)                       1.38                           *

Marc Roberts                                    90,000(11)                       3.05                         1.29

Ivan Szathmary                                  34,000(12)                       1.18                           *

All officers and directors as a                                                 20.67                        29.67
group (7 persons)                              664,125(3)(4)

- ------------------------
*Less than 1%


 1) The address of each named stockholder is c/o the Company, 11 Commerce Drive, Cranford, New Jersey 07016.


 2) All shares owned are Class B Common Stock unless otherwise indicated.

(3) Includes the holder's pro rata portion of the Escrow Shares. See "Escrow Shares."

(4) The shares owned by each of Mr. and Mrs. Weissbrod, Mr. and Mrs. Fuchsman and Mr. and Mrs. Levine do not include the shares or warrants owned by their respective spouses, beneficial ownership of which is disclaimed by each of them. Mrs. Weissbrod, Mrs. Fuchsman and Mrs. Levine are sisters and the adult daughters of Mr. and Mrs. Goldberger.

(5) Includes 100,000 shares of Class A Common Stock issuable upon the exercise of outstanding options.

6) Includes 30,000 shares of Class A Common Stock issuable upon the exercise of outstanding options and 75,000 shares of Class A Common Stock underlying Class A Warrants.

(7) Includes 20,000 shares of Class A Common Stock issuable upon the exercise of outstanding options.

 (8) Does not include the 196,750 shares of Class B Common Stock, and 25,000 shares of Class A Common Stock underlying outstanding Class A Warrants owned by Mr. Goldberger's wife, Mildred Goldberger, beneficial ownership of which is disclaimed by Mr. Goldberger.

 (9)      Includes  25,000  shares of Class A Common  Stock  underlying
          Class  A  Warrants.   See  "Certain   Relationships  and  Related
          Transactions."

 (10) Consists of 10,000 issued shares of Class A Common Stock and 30,000 shares of Class A Common Stock underlying outstanding options and warrants.

 (11) Consists of 90,000 shares of Class A Common Stock underlying outstanding options and warrants.

 (12) Consists of 11,000 issued shares of Class A Common Stock and 23,000 shares of Class A Common Stock underlying outstanding options and warrants.

(13) The percent of ownership and voting power of all outstanding Common Stock held by the group and their spouses listed in the table is 36.86% and 70.76%, respectively.

Escrow Shares

         The present holders of the Company's 800,000 outstanding shares of Class B Common Stock have placed an aggregate of 450,000 of their shares into escrow (the "Escrow Shares"). Such stockholders continue to vote the Escrow Shares; however, the Escrow Shares are not assignable or transferable. The Escrow Shares will be released to the holders on a pro rata basis, if, and only if, at least one of the following conditions is met:

              (i) The Company's income before provision for income taxes and exclusive of any extraordinary earnings or charges including, but not limited to, charges to income resulting from the release of Escrow Shares (all as audited by the Company's independent public accountants) (the "Minimum Pretax Income") is at least $4,000,000 for the fiscal year ending December 31, 1996.

              (ii) The Minimum Pretax Income is at least $5,000,000 for the fiscal year ending December 31, 1997.

              (iii) The Bid Price (as defined in the escrow agreement) of the Class A Common Stock averages in excess of $12.50 per share for 30 consecutive business days at any time during the 18 month period commencing on May 25, 1994.

              (iv) The Bid Price of the Class A Common Stock averages in excess of $17.50 per share for 30 consecutive business days during the 18 month period commencing 18 months from May 25, 1994.

              (v) The Company is acquired by or merged into another entity for which stockholders of the Company receive per share consideration equal to or greater than the levels set forth in (iv) and (v) above.

Election of Directors

         The Company's Board of Directors has nominated seven persons to be elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors shall have been elected and shall have qualified. All of the nominees currently serve as directors of the Company. It is the intention to the persons named in the proxy to vote FOR the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

          The following information is supplied with respect to each person nominated and recommended to be elected by the Board of Directors and each executive officer of the Company and is based upon the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners" for information pertaining to stock ownership by the nominees.

Name                       Age               Positions with the Company
- ----                       ---               --------------------------

Peter Weissbrod (1)        39                President, Chief Executive Officer
                                             and Director

Stuart Fuchsman (1)        38                Vice President, Chief Operating
                                             Officer and Director

Richard Goldberger (1)(2)  66                Chairman of the Board of Directors

Lewis Levine (2)           43                Director

Marc Roberts               36                Director

William Ozzard             80                Director

Ivan Szathmary             59                Director




- -----------------------------
(1)  Member of Executive Committee
(2)  Member of Audit Committee


         Peter Weissbrod is the founder of the Company and has served as its President, Chief Executive Officer and a director since the Company's inception in February 1991. Mr. Weissbrod is also the President of National Home Guaranty, Inc. ("NHG"), the Company's recently-formed subsidiary that is engaged in providing federally-guaranteed financing for homeowners and lead-generation services for contractors with respect to home improvement services in the low-to-moderate income housing markets. From February 1990 to December 1990, he served as a consultant to Charlie Brown's/Office Restaurant Group, a division of Restaurant Associate Industries, Inc. ("Charlie Brown's"). From May 1986 to February 1990, Mr. Weissbrod served as Vice President of Real Estate of Charlie Brown's, where his responsibilities included real estate leasing, site selection and construction of new stores as well as remodelling existing facilities.

         Stuart Fuchsman has served as Vice President, Chief Operating Officer and a director of the Company since November 1992. From August 1986 to October 1992, he served as Project Manager of Central Jersey Management Group, a real estate developer in New Jersey. His responsibilities included supervising the construction of single family homes, including monitoring subcontractors activities and project costs.

         Richard Goldberger has served as the Chairman of the Board of Directors since the Company's inception in February 1991. Mr. Goldberger is also a consultant to NHG. Since October 1989, he has also served as the President and General Partner of Mid-Investment Company, a diversified real estate company owned by him and members of his family. From February 1953 to September 1989, Mr. Goldberger was the Chief Executive Officer of Garden State Brickface & Stucco Company, a construction and home improvement company with operations in twelve states, which he founded and which was owned by him and members of his family. Since 1990, he has also served as a director of United Jersey Bank Central N.A.

         Lewis Levine has served as Vice President, Treasurer and a director of the Company since February 1991. Since March 1992, he has also served as the President of New England Brickmaster Windows and Exteriors, Inc., a firm owned by his wife and Mildred Goldberger. From April 1979 to March 1992, Mr. Levine served as President of New England Brickmaster, Inc., a firm owned by him,

Richard Goldberger and other members of Mr. Goldberger's family and which was liquidated in March 1992.

         Marc Roberts has served as the President of Marc Roberts Boxing, Inc., a company of which he is sole shareholder and which is involved in the management of professional fighters. Mr. Roberts has served as a director of the Company since June 1994. Since September 1988, he has also served as the President of Northwoods Associates, a company of which he is sole shareholder and which is engaged in the development of residential real estate projects. From January 1990 to November of 1990, Mr. Roberts served as the President and Chief Executive Officer of Triple Threat Enterprises, Inc., a publicly-held company that managed professional fighters. Mr. Roberts is a part owner of various restaurant ventures, one of which has the exclusive license to develop Checkers restaurants in Essex County, New Jersey. While it is possible that Checkers restaurants (which feature hamburgers and frankfurters) may compete with the Company, including for sites for new restaurants, the Company does not believe that such competition will be significant because of the differences of menus and the demographic criteria for site selection. Nonetheless, Mr. Roberts will not participate in board discussions concerning possible locations of Linda's Chicken restaurants in Essex County, New Jersey.

         William Ozzard has served as a director of the Company since December 1994. Since 1970, he has been the Senior and Managing Partner of the law firm of Ozzard Wharton.

         Ivan Szathmary was appointed to the Board in July 1995. Since 1979, Mr. Szathmary has been a Senior Vice President of the Great Atlantic and Pacific Tea Co., Inc.

         Richard Goldberger is the father-in-law of each of Messrs. Weissbrod, Fuchsman and Levine. Linda Weissbrod is the wife of Peter Weissbrod and the daughter of Mr. Goldberger.

         Other Key Personnel. The following individuals, who are not executive officers or Directors of the Company, make significant contributions to the business of the Company:

         Linda Weissbrod, age 39, has served as Director of Marketing of the Company since October 1991 and served as a Vice-President of the Company until 1994. From April 1990 until August 1991, she served as the President of Handwriting Research Corp., a firm she founded, of which she was the sole shareholder and which specialized in analyzing handwriting samples of potential employees of various employers.

         Frank Cocco, age 65, joined NHG in March 1996 as Senior Vice President and serves as NHG's chief lending officer. For more than 40 years, Mr. Cocco has been employed by United Jersey Bank (Commercial Trust Company) in various capacities, most recently, for more than five years, as Vice President-Deputy Manager of Loan Operations Center, with responsibility for reducing the non-performing loan portfolio of the bank.

         Angelo Maione, age 54, joined NHG in January 1996, as a senior lending officer. For more than 10 years, Mr. Maione was employed at United Jersey Bank in various capacities, including as Deputy Portfolio Manager for the Home Equity Lending Unit and as Manager of the Loan and Customer Service Unit at United Jersey Bank Central, N.A.

Meetings and Committees of the Board of Directors

         During 1995, the Board of Directors held six meetings.

         The Executive Committee held no meetings during 1995. The Executive Committee has all the power and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law.

         The Audit Committee held one meeting during 1995. The Audit Committee recommends the appointment of independent auditors for the Company, reviews internal audit reports on various aspects of the Company's operations and consults with the Company's auditors on matters relating to internal financial controls and procedures.

         The Company does not have a Nominating or Compensation Committee of the Board of Directors.

Directors' Compensation

         The Company pays all outside directors $100 for each Board or committee meeting attended. Outside directors may also be reimbursed for expenses incurred by them in their capacity as a member of the Board or any committee. Between May 1994 and July 1995, the Company granted options to each of its three outside directors to purchase 10,000 shares of Class A Common Stock at prices per share not less than the fair market value of the Class A Common Stock on the date of grant. The options are exercisable for three years commencing one year from the date of grant.

Executive Compensation

         The following table sets forth the compensation paid by the Company for the past three fiscal years to Mr. Peter Weissbrod, its Chief Executive Officer and President. No other executive officer's annual compensation exceeded $100,000 for the fiscal year ended December 31, 1995.


                                            Summary Compensation Table

                                          Annual                               Long Term
                                          Compensation      All Other          Compensation
Name and Principal Position    Year       Salary            Compensation       Stock Options (#)
- ---------------------------    -----      -------------     -------------      -----------------


Peter Weissbrod                1995       $100,000               -               100,000
  President and CEO
                               1994       $ 92,000               -                   -


                               1993       $ 81,800            $8,245(1)              -



- ------------------------------
(1) Includes the cost of health insurance (family coverage) of approximately $6,200.

                                         Option Grants in Last Fiscal Year

          The following table sets forth information concerning the stock option grants made to Mr.Weissbrod for the fiscal year ended December 31, 1995. No stock appreciation rights were granted to him during such year.


                                                 Percent of
                              Number of             Total
                             Securities            Options                           Market
                             Underlying          Granted to       Exercise or       Price on
                               Options          Employees in       Base Price        Date of      Expiration
          Name             Granted (#)(1)        Fiscal Year         ($/Sh)           Grant          Date
- ----------------           ---------------      -------------     -------------     ----------    -----------
Peter Weissbrod                   100,000            49.9%           $3.75           $5.375         9/2005

- ---------------------------
(1) Options are immediately exercisable and are to purchase shares of Class A Common Stock. See "Approval of 1995 Stock Option Plan."

                 Aggregate Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values


         The following table sets forth information for the fiscal year ended December 31, 1995, concerning option exercises by Peter Weissbrod and the value of unexercised options held by him. No stock appreciation rights were exercised or were outstanding during such year.



                                                               Number of Unexercised                     Value of Unexercised
                                                            Options at December 31, 1995               In-the-Money Options at
                                                                        (#)                            December 31, 1995 ($)(1)
                                                            ----------------------------               -------------------------

                              Shares
                            Acquired on      Value
          Name             Exercise(#)      Realized       Exercisable       Unexercisable        Exercisable        Unexercisable
- ---------------            -------------    --------       -----------       -------------        -----------        -------------
Peter Weissbrod                 0              $0            100,000               0                $50,000               $0



- --------------------------
(1) Based on the closing price of the Class A Common Stock at fiscal year-end of $4.25 per share, less the exercise price payable for such shares.


Employment Agreements

         The Company has employment agreements with Peter Weissbrod, its Chief Executive Officer and President, and Stuart Fuchsman, as its Vice-President and Chief Operating Officer. The agreements are for three year terms which commenced on May 25, 1994. Effective January 1, 1996, the Board approved a 10% increase in the salaries of Messrs. Weissbrod and Fuchsman to $110,000 and $99,000, respectively. The agreements permit Messrs. Weissbrod and Fuchsman to participate in employee benefit plans and contain confidentiality and non-competition provisions.

         The Company has the right to terminate either agreement for cause (as defined therein) or as a result of the employee's death or permanent disability. Except in the case of termination by the Company for cause or voluntary termination by the employee, upon early termination of an agreement, the employee is entitled to receive his salary plus fringe benefits for a period of up to 24 months from the date of termination and any bonuses to which he is entitled prorated through the date of termination.

Stock Option Plans

         In February 1994, the Board of Directors and the stockholders of the Company adopted and approved the 1994 Company's Stock Option Plan (the "1994 Plan"). The 1994 Plan provides for the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs") to certain employees of the Company. The 1994 Plan further provides for the grant of NQSOs to directors, agents of, and consultants to, the Company, whether or not employees of the Company. The purpose of the 1994 Plan is to attract and retain employees, agents, consultants and directors. Options granted under the 1994 Plan may not be exercisable for terms in excess of 10 years from the date of grant. In addition, no options may be granted under the 1994 Plan later than 10 years after the 1994 Plan's effective date of February 17, 1994. A maximum of 130,000 shares of Class A Common Stock may be issued under the 1994 Plan, of which 73,500 have been granted as of March 15, 1996.

         In September 1995, the Board of Directors adopted and approved the Company's 1995 Stock Option Plan (the "1995 Plan"), the terms of which are summarized below under "Approval of 1995 Stock Option Plan."

Amendment to Certificate of Incorporation to Change the Name of the Company

         The Board of Directors is proposing an amendment to the certificate of incorporation to change the name of the Company to Linda's Diversified Holdings Inc.

         As part of the Company's strategy to stem continuing losses from its restaurant business, in 1995, the Company decided to diversify its business by entering into the business of providing federally-guaranteed financing for homeowners and lead-generation services for contractors with respect to home improvement services in the low- to-moderate income housing markets. In this connection, the Company formed a new wholly-owned subsidiary, NHG, and advanced $500,000 to NHG in order to satisfy minimum lending requirements for originators on federally-guaranteed loans.

         In the second quarter of 1996, the Company completed a private offering of 800,000 shares of Class A Common Stock and 800,000 redeemable Class C Warrants in which it received net proceeds of approximately $1,700,000, of which $500,000 was used to repay the advance made by the Company and the balance will be used to fund NHG's business.

     In view of this strategic development, the Board of Directors has determined it would be in the best interest of the Company and its stockholders to change its name.

Approval of 1995 Stock Option Plan

         The 1995 Plan authorizes the grant of options to purchase up to an aggregate of 600,000 shares of Class A Common Stock to key employees, including officers, directors, advisors and independent consultants to the Company or to any of its subsidiaries. Options granted to employee directors, officers and other employees may be designated as incentive stock options ("ISOs"). The Board of Directors believes the 1995 Plan is desirable to attract and retain executives and other key employees of outstanding ability and recommends that the 1995 Plan be approved by the Company's stockholders. A copy of the 1995 Plan is attached hereto as Exhibit A.

         The 1995 Plan is administered by the Board of Directors, which may empower a committee of two or more Directors to administer the plan. If such committee is appointed, it may exercise all of the powers of the Board in relation to the 1995 Plan. The Board is generally empowered to interpret the 1995 Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for ISOs granted under the 1995 Plan may not be less than 100% of the fair market value of a share of Class A Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of the total combined voting power of all classes of the Company's stock), for non-qualified stock options ("NQSOs") the per share exercise price may not be less than 65% of fair market value of a share of Class A Common Stock on the date the option is granted. At the discretion of the Board of Directors, the Company may loan to the optionee some or all of the purchase price of the shares to be acquired upon exercise of an option granted under the plan as an incentive to the optionee becoming a new employee of the Company.

          Options may be exercisable for a term determined by the Board which may not be greater than 10 years from the date of grant. Generally, options may be exercised only while the original grantee has a relationship with the Company which confers eligibility to be granted options or within 90 days after termination of such relationship with the Company, or up to six months after death or total and permanent disability. In the event of the termination of such relationship between the original grantee and the Company for cause (as defined in the 1995 Plan), all options granted to that original optionee terminate immediately. In the event of certain basic changes in the Company, including a change in control of the Company (as defined in the 1995 Plan), in the discretion of the Board, each option may become fully and immediately exercisable. ISOs are not transferable other than by will or the laws of descent and distribution. NQSOs may be transferred to the optionee's spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder, his other guardian or legal representative.

         Options granted pursuant to the 1995 Plan may be designated as ISOs, with the attendant tax benefits provided under Sections 421 and 422 of the Code, as amended. Accordingly, the 1995 Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

         The Board may modify, suspend or terminate the 1995 Plan; provided, however, that certain material modifications affecting the plan must be approved by the stockholders, and any change in the plan that may adversely affect an optionee's rights under an option previously granted under the plan requires the consent of the optionee.

         Since the date of adoption by the Company's Board of Directors, the Company has granted NQSOs under the 1995 Plan to Peter Weissbrod, the Company's President, Stuart Fuchsman, the Company's Vice President and Chief Operating Officer, and Linda Weissbrod, the Company's Director of Marketing, to purchase 100,000, 30,000 and 20,000 shares, respectively, at an exercise price of $3.75 per share, which was approximately 70% of the market value of Class A Common Stock on the date of the grant. These options expire in September 2005. No other stock options have been granted under the 1995 Plan. The market value of Class A Common Stock underlying the options which may be issued under the 1995 Plan is approximately $3,150,000 as of May 7, 1996.

         Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to be realized under a plan by the directors, executive officers of the Company, and certain other categories of optionees, if such benefits are determinable. Although it is likely that other grants, which may be substantial, will be made to the Company's executive officers and others during the life of the 1995 Plan, it is impossible to determine the amount or terms of such future grants.

Tax Consequences

         Based on management's understanding of current federal income tax laws, the federal income tax consequences with respect to the grant and exercise of stock options under the 1995 Plan are as follows:

         Optionees will not be taxed upon the grant of an option. At the time of exercise of an option other than an ISO, the optionee generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares over the option price. The Company generally will be entitled to a tax deduction in the same amount, and the shares so acquired will have a basis to the optionee equal to their fair market value. Upon the sale of a share so acquired, any gain or loss will result in a capital gain or loss measured by the difference between the optionee's basis and the amount realized on such sale, provided the share is a capital asset in the hands of the holder.

         At the time of exercise of an ISO, the optionee will realize no income, and the Company will not be entitled to any deduction. Upon the sale of a share acquired pursuant to the exercise of an ISO, any gain or loss will generally result in a capital gain or capital loss (measured by the difference between the amount realized on such sale and the exercise price), currently taxed at a maximum rate of 28%, provided the share sold is a capital asset in the hands of the holder. However, if at the time of the sale or other disposition of such share, the optionee held the share for less than one year after its issuance to him or less than two years after the grant of the option, a portion (or all) of any gain will be taxed at ordinary income rates at the time of the disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise (or if less, the amount realized upon disposition) over the option price.

Ratification of Appointment of Independent Public Accountants

         Rothstein, Kass & Company, P.C. have been the principal accountants of the Company during 1995 and have been selected as the Company's principal accountants for the current calendar year. A representative of Rothstein, Kass & Company, P.C. will be present at the Annual Meeting, with an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

         If, prior to the Company's next annual meeting of stockholders, such firm shall decline to act or otherwise becomes incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board will appoint other independent auditors whose appointment for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.

Submission of Stockholder Proposals


         Any stockholder desiring to submit a proposal for action at the next annual meeting of stockholders which the stockholder desires to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than January 27, 1997.


Other Matters

         The Board of Directors did not know, within a reasonable time before the commencement of this solicitation, of any other business to be presented at the Annual Meeting constituting a proper subject for action by the stockholders, other than as set forth in this Proxy Statement. However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

         The proxies named in the enclosed form of proxy card and their substitutes, if any, will vote the shares represented by the proxy, if the proxy appears to be valid on its face and, where a choice is specified on the proxy card, the shares will be voted in accordance with each specification so made.

         In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. All expenses in connection with such solicitation will be paid by the Company.


                               By Order of the Board of Directors,

                               Stuart Fuchsman
                               Secretary





Dated:  May 28, 1996

                   LINDA'S FLAME ROASTED CHICKEN INCORPORATED
                             1995 STOCK OPTION PLAN

1.   Purpose of the Stock Option Plan

          Linda's Flame Roasted Chicken Incorporated (the "Corporation") desires to attract and retain the best available talent and to encourage the highest level of performance. The Stock Option Plan (the "Stock Option Plan") is intended to contribute significantly to the attainment of these objectives, by
(i) providing long-term incentives and rewards to all key employees of the Corporation (including officers and directors who are key employees of the Corporation and also including key employees of any subsidiary of the Corporation which may include officers or directors of any subsidiary of the Corporation who are also key employees of said subsidiary), and to non-employee directors, advisors and independent consultants to the Corporation or to any of its subsidiaries (together, "Eligible Individuals"), who are contributing or in a position to contribute to the long-term success and growth of the Corporation or of any subsidiary, (ii) assisting the Corporation and any subsidiary in attracting and retaining Eligible Individuals with experience and ability and
(iii) associating more closely the interests of such Eligible Individuals with those of the Corporation's stockholders.

2.   Scope and Duration of the Stock Option Plan

          Under the Stock Option Plan, options ("Options") to purchase Class A common stock, par value $0.001 per share ("Common Stock"), may be granted to Eligible Individuals. Options granted to employees (including officers and directors who are employees) of the Corporation or a subsidiary corporation thereof, may, at the time of grant, be designated by the Corporation's Board of Directors as incentive stock options ("ISOs"), with the attendant tax benefits as provided for under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options not designated as ISOs are referred to as Non-Qualified Stock Options or "NQSOs"). The aggregate number of shares of Common Stock reserved for grant from time to time under the Stock Option Plan is 600,000 shares of Common Stock which shares of Common Stock may be authorized but unissued shares of Common or shares of Common Stock which shall have been or which may be reacquired by the Corporation, as the Board of Directors of the Corporation shall from time to time determine. Such aggregate numbers shall be subject to adjustment as provided in Paragraph 11. If an Option shall expire or terminate for any reason without having been exercised in full, the shares of Common Stock represented by the portion thereof not so exercised or surrendered shall (unless the Stock Option Plan shall have been terminated) become available for other options under the Stock Option Plan. Subject to Paragraph 13, no

Option shall be granted under the Stock Option Plan after September 14, 2005. The grant of an Option and/or a Right is sometimes referred to herein as an Award thereof.

3.   Administration of the Stock Option Plan

          This Stock Option Plan will be administered by the Board of Directors of the Corporation (the "Board of Directors").

          The Board of Directors shall have authority in its discretion, subject to and not inconsistent with the express provisions of the Stock Option Plan, to direct the grant of Options, to determine the purchase price of the Common Stock covered by each Option, the Eligible Individuals to whom, and the time or times at which, Options shall be granted and, subject to the limits set forth in paragraph 4 hereof, the number of shares of Common Stock to be covered by each Option; to designate Options as ISOs; to interpret the Stock Option Plan; to determine the time or times at which Options may be exercised; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan, including, without limitation, such rules and regulations as it shall deem advisable so that transactions involving Options may qualify for exemption under such rules and regulations as the Securities and Exchange Commission may promulgate from time to time exempting transactions from Section 16(b) of the Securities Exchange Act of 1934; to determine the terms and provisions of and to cause the Corporation to enter into, agreements with Eligible Individuals in connection with Options (Awards) granted under the Stock Option Plan (the "Agreements"), which Agreements may vary from one another as the Board of Directors shall deem appropriate; and to make all other determinations it may deem necessary or advisable for the administration of the Stock Option Plan.

          The Board of Directors may by resolution, but need not, empower a committee (the "Committee") of two or more directors, all of whom shall be disinterested persons (as hereinafter defined), to administer the Stock Option Plan and may similarly withdraw such power from the Committee. Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all of the powers of the Board of Directors under the Stock Option Plan, other than the power to appoint a director to committee membership. A majority of the Committee shall constitute a quorum, and acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the acts of the Committee. The Committee may also act by instrument signed by a majority of the members of the Committee.

          Every action, decision, interpretation or determination by the Board of Directors with respect to the application or administration of this Stock Option Plan shall be final and binding upon the Corporation and each person holding any Option granted under this Stock Option Plan.

4.   Eligibility:  Factors to be Considered in Granting
     Options and Designating ISOs (Awards).

          (a) Options may be granted only to (i) key employees (including officers and directors who are employees) of the Corporation or any subsidiary corporation thereof on the date of grant (Options so granted may be designated as ISOs) and (ii) directors or officers of the Corporation or a subsidiary corporation thereof on the date of grant, without regard to whether they are employees, and (iii) consultants or advisers to or agents or independent representatives of the Corporation or a subsidiary thereof. In determining the persons to whom Options (Awards) shall be granted and the number of shares of Common Stock to be covered by each Award, the Board of Directors shall take into account the nature of the duties of the respective persons, their present and potential contributions to the Corporation's (including subsidiaries) successful operation and such other facts as the Board of Directors in its discretion shall deem relevant. Subject to the provisions of Paragraph 2, an Eligible Individual may receive Options (Awards) on more than one occasion under the Stock Option Plan. No person shall be eligible for an Option grant if he shall have filed with the Secretary of the Corporation an instrument waiving such eligibility; provided that any such waiver may be revoked by filing with the Secretary of the Corporation an instrument of revocation, which revocation will be effective upon such filing.

          (b) In the case of each ISO granted to an employee, the aggregate fair market value (determined at the time the ISO is granted) of the Common Stock with respect to which the ISO is exercisable for the first time by such employee during any calendar year (under all plans of the Corporation and any subsidiary corporation thereof) may not exceed $100,000.

5.   Option Price.

          (a) The purchase price per share of the Common Stock covered by each Option shall be established by the Board of Directors, but, in no event shall it be less than the fair market value of a share of the Common Stock on the date the Option is granted with respect to an ISO or 65% of the fair market value on the date the option is granted with respect to Options other than ISOs. If, at the time an Option is granted, the Common Stock is publicly traded such fair market value shall be the closing price (or the mean of the latest bid and asked prices) of a share of Common Stock on such date as reported in The Wall Street Journal (or a publication or reporting service deemed equivalent to The Wall Street Journal for such purpose by the Board of Directors) for the over-the-counter market or for any national securities exchange or other securities market which at the time the Common Stock is included in the stock price quotations of such publication. If, at the time an Option is granted, the Common Stock is not publicly traded, the Board of Directors shall make a good faith attempt to determine such fair market value.

          (b) In the case of an employee, who, at the time an ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the employer corporation or of its parent or a subsidiary corporation thereof (a "10% Holder"), the purchase price of the Common Stock covered by an ISO shall in no event be less than 110% of the fair market value of the Common Stock at the time the ISO is granted.

6.   Terms of Options.

          The term of each Option shall be fixed by the Board of Directors, but in no event shall it be less than 1 year or more than 10 years from the date of grant, subject to earlier termination as provided in Paragraphs 9 and 10. The term of an ISO granted to a 10% Holder shall be no more than 5 years from the date of grant.

7.   Exercise of Options.

          (a) Subject to the provisions of the Stock Option Plan, an Option granted to an employee under the Stock Option Plan shall become fully exercisable at the earlier of (A) employee's actual retirement date, unless such retirement is without the consent of the Board of Directors and is prior to the employee's normal retirement date as determined under any qualified retirement plan maintained by the Corporation at such time or, if no such plan is then in effect, age 65 (but in no event prior to the first anniversary of the date of grant), or (B) at such time or times as the Board of Directors in its sole discretion shall determine at the time of the granting of the Option, except that in no event shall any such Option be exercisable later than 10 years after this grant. Notwithstanding anything in this Stock Option Plan to the contrary, NQSOs may be exercised in such manner and at such time or times as the Board of Directors in its sole discretion shall determine, except that in no event shall any such Option be exercisable later than 10 years after this grant.

          (b) An Option may be exercised as to any or all full shares of Common Stock as to which the Option is then exercisable.

          (c) The purchase price of the shares of Common Stock as to which an Option is exercised shall be paid in full in cash at the time of exercise; provided that, if permitted by the related Option Agreement or by the Board of Directors, the purchase price may be paid, in whole or in part, by surrender or delivery to the Corporation of securities of the Corporation having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. Fair market value shall be determined as provided in Paragraph 5 for the determination of such value on the date of the grant.

          (d) Except as provided in Paragraphs 9 and 10, except as the Board of Directors may determine in its absolute discretion, and as set forth in the grantees' relevant Option Agreement, no Option may be exercised unless the original grantee thereof is then an Eligible Individual, and unless the original grantee has remained in the continuous employ, or been a director, officer, consultant, adviser, agent or independent representative of the Corporation or any such subsidiary corporation or any combination thereof for one year from the date of its grant.

          (e) The Option holder shall have the rights of a stockholder with respect to shares of Common Stock covered by an Option only upon becoming the holder of record of such shares of Common Stock.

          (f) Notwithstanding any other provision of this Stock Option Plan, the Corporation shall not be required to issue or deliver any share of stock upon the exercise of an Option prior to the admission of such share to listing on any stock exchange or automated quotation system on which the Corporation's Common Stock may then be listed.

8.   Nontransferability of Options.

          No Options granted under the Stock Option Plan shall be transferable other than by will or by the laws of descent and distribution, except that NQSOs may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of a grantee while such grantee is entitled to exercise the Options, subject to restrictions on transfer imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Stock Option Plan and the Options, as the case may be ("Permitted Transferee"). Options may be exercised, during the lifetime of the holder, only by the holder, or by his guardian or legal representative.

9.   Termination of Relationship to the Corporation.

          (a) In the event that any original grantee shall cease to be an Eligible Individual of the Corporation (or any subsidiary thereof), except as set forth in Paragraph 10, such Option may (subject to the provisions of the Stock Option Plan) be exercised (to the extent that the original grantee was entitled to exercise such Option at the termination of his employment or service as a director, officer, consultant, adviser, agent or independent representative, as the case may be) at any time within 90 days after such termination, but not more than 10 years (five years in the case of a 10% Holder in the case of an ISO) after the date on which such Option was granted or the expiration of the Option, if earlier. In its sole and absolute discretion, the Board of Directors may extend such 90-day time period with respect to a
particular   optionee  and  amend  the  grantees   relevant   Option   Agreement
accordingly.

          Notwithstanding the foregoing, if the position of an original grantee shall be terminated by the Corporation or any subsidiary thereof for cause or if the original grantee terminates his employment or position voluntarily and without the consent of the Corporation or any subsidiary corporation thereof, as the case may be (which consent shall be presumed in the case of normal retirement), the Options granted to such person, whether held by such person or by a Permitted Transferee, shall, to the extent not theretofore exercised, forthwith terminate immediately upon such termination. The holder of any ISO may not exercise such Option unless at all times during the period beginning with the date of grant of the ISO and ending on the day 90 days before the date of exercise he is an employee of the Corporation granting such Option, a subsidiary thereof, or a corporation or a subsidiary corporation issuing or assuming a stock option in a transaction to which Section 425(a) of the Code applies.

          (b) Other than as provided in Paragraph 9(a), Options granted under the Stock Option Plan shall not be affected by any change of duties or position so long as the holder remains an Eligible Individual.

          (c) Any Option Agreement may contain such provisions, as the Board of Directors shall approve, with reference to the determination of the date of employment or other position or when a relationship terminates for purposes of the Stock Option Plan and the effect of leaves of absence, which provisions may vary from one another.

          (d) Nothing in the Stock Option Plan or in any Option granted pursuant to the Stock Option Plan shall confer upon any Eligible Individual or other person any right to continue in the employ of the Corporation or any subsidiary corporation thereof (or the right to be retained by, or have any continued relationship with the Corporation or any subsidiary corporation thereof), or affect the right of the Corporation or any such subsidiary corporation, as the case me be, to terminate his employment, retention or relationship at any time. The grant of any Option pursuant to the Stock Option Plan shall be entirely in the discretion of the Board of Directors and nothing in the Stock Option Plan shall be construed to confer on any Eligible Individual any right to received any Option under the Stock Option Plan.

10.      Death or Disability of Holder.

          (a) Except as may be determined by the Board of Directors and as set forth in the grantees relevant Option Agreement, if a person to whom an Option has been granted under the Stock Option Plan shall die (and the conditions in subparagraph (b) below are met) or become permanently and totally disabled (as such term is defined below) while serving as an Eligible Individual and if the Option was otherwise exercisable immediately prior to the happening of such event then the period for exercise provided in Paragraph 9 shall be extended to six months after the date of death of the original grantee, or in the case of the permanent and total disability of the original grantee, to six months after the date of permanent and total disability of the original grantee, but, in either case, not more than 10 years (five years in the case of a 10% Holder in the case of an ISO) after the date such Option was granted, or the expiration of the Option, if earlier, as shall be prescribed in the original grantee's Option Agreement, an Option may be exercised as set forth herein in the event of the original grantee's death, by a Permitted Transferee or by the person or persons to whom the holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators; or in the event of the original grantee's permanent and total disability, by the holder or his guardian.

          (b) In the case of death of a person to whom an Option was originally granted, the provisions of subparagraph (a) apply if such person dies (i) while in the employ of the Corporation or a subsidiary corporation thereof or while serving as an Eligible Individual of the Corporation or a subsidiary corporation thereof or (ii) within 90 days after the termination of such position other than termination for cause, or voluntarily on the original grantee's part and without the consent of the Corporation or a subsidiary corporation thereof, which consent shall be presumed in the case of normal retirement.

          (c) The term "permanent and total disability" as used above shall have the meaning set forth in Section 22(e)(3) of the Code.

11.      Adjustments upon Changes in Capitalization.

          Notwithstanding any other provision of the Stock Option Plan, each Agreement may contain such provisions as the Board of Directors shall determine to be appropriate for the adjustment of the number and class of shares of Common Stock covered by such Option, the Option prices and the number of shares of Common Stock as to which Options shall be exercisable at any time, in the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, split-downs, reverse splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, spin-offs, reorganizations, liquidations and the like. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number of shares of Common Stock as to which Options may be granted under the Stock Option Plan to any Eligible Individual shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive. In the event of (i) the dissolution, liquidation, merger or consolidation of the Corporation or a sale of all or substantially all of the assets of the Corporation, or (ii) the disposition by the Corporation of substantially all of the assets or stock of a subsidiary of which the original grantee is then an employee, officer or director, consultant, adviser, agent or independent representative, or (iii) a change in control (as hereinafter defined) of the Corporation has occurred or is about to occur, then, if the Board of Directors shall so determine, each Option under the Stock Option Plan, if such event shall occur with respect to the Corporation, or each Option granted to an employee, officer, director, consultant, adviser, agent or independent representative of a subsidiary respecting which such event shall occur, shall (x) become immediately and fully exercisable or (y) terminate simultaneously with the happening of such event, and the Corporation shall pay the optionee in lieu thereof an amount equal to (a) the excess of the fair market value over the exercise price of one share on the date on which such event occurs, multiplied by (b) the number of shares subject to the Option, without regard to whether the Option is then otherwise exercisable.

12.      Effectiveness of the Stock Option Plan.

          Options may be granted under the Stock Option Plan at any time or from time to time after its adoption by the Board of Directors. The exercise of the Options shall also be expressly subject to the condition that at the time of exercise a registration statement under the Securities Act of 1933, as amended (the "Act") shall be effective, or other provision satisfactory to the Board of Directors shall have been made without violation of the Act, and such other qualification under any state or federal law, rule or regulation as the Corporation shall determine to be necessary or advisable shall have been effected. If the shares of Common Stock issuable upon exercise of an Option are not registered under the Act, and if the Board of Directors shall deem it advisable, the Optionee may be required to represent and agree in writing (i) that any shares of Common Stock acquired pursuant to the Stock Option Plan will not be sold except pursuant to an effective registration statement under the Act or an exemption from the registration provisions of the Act and (ii) that such Optionee will be acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof and (iii) that the holder accepts such restrictions on transfer of such shares, including, without limitation, the affixing to any certificate representing such shares of an appropriate legend restricting transfer as the Corporation may reasonably impose.

13.      Termination and Amendment of the Stock Option Plan.

          The Board of Directors of the Corporation may, at any time prior to the termination of the Stock Option Plan, suspend, terminate, modify or amend the Stock Option Plan; provided that any increase in the aggregate number of shares of Common Stock reserved for issue upon the exercise of Options, any increase in the maximum number of shares of Common Stock for which Options may be granted to any Eligible Individual during any period, any reduction in the purchase price of the Common Stock covered by any Option, any extension of the period during which Options may be granted or exercised, or any material modification in the requirements as to eligibility for participation in the Stock Option Plan, shall, if the Stock Option Plan is submitted to and approved by a majority of the stockholders of the Corporation, be subject to the approval of stockholders, except that any such increase, reduction or change that may result from adjustments authorized by Paragraph 11 or adjustments based on revisions to the Code or regulations promulgated thereunder (to the extent permitted by such authorities) shall not require such stockholder approval. No suspension, termination, modification or amendment of the Stock Option Plan may, without the express written consent of the Eligible Individual (or his Permitted Transferee) to whom an Option shall theretofore have been granted, adversely affect the rights of such Eligible Individual (or his Permitted Transferee) under such Option.

14.      Financing for Investment in Stock of the Corporation.

          The Board of Directors may cause the Corporation or any subsidiary to give or arrange for financing, including direct loans, secured or unsecured, or guaranties of loans by banks which loans may be secured in whole or in part by assets of the Corporation or any subsidiary, to any Eligible Individual under the Stock Option Plan as an incentive to the optionee becoming a new employee of the Corporation, who shall have been so employed or so served for a period of at least six months at the end of the fiscal year ended immediately prior to arranging such financing; but the Board of Directors may, in any specific case, authorize financing for an Eligible Individual who shall not have served for such a period. Such financing shall be for the purpose of providing funds for the purchase by the Eligible Individual of shares of Common Stock pursuant to the exercise of an Option and/or for payment of taxes incurred in connection with such exercise, and/or for the purpose of otherwise purchasing or carrying a stock investment in the Corporation. The maximum amount of liability incurred by the Corporation and its subsidiaries in connection with all such financing outstanding shall be determined from time to time in the discretion of the Board of Directors. Each loan shall bear interest at a rate not less than that provided by the Code and other applicable law, rules, and regulations in order to avoid the imputation of interest at a higher rate. Each recipient of such financing shall be personally liable for the full amount of all financing extended to him. Such financing shall be based upon the judgment of the Board of Directors that such financing may reasonably be expected to benefit the Corporation, and that such financing as may be granted shall be consistent with the Certificate of Incorporation and By-laws of the Corporation or such subsidiary, and applicable laws.

          If any such financing is authorized by the Board of Directors, such financing shall be administered by the Board of Directors.

15.      Severability.

          In the event that any one or more provisions of the Stock Option Plan or any Agreement, or any action taken pursuant to the Stock Option Plan or such Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other government, such unenforceability or invalidity shall not affect any other provision of the Stock Option Plan or of such or any other Agreement but in such particular jurisdiction and instance the Stock Option Plan and the affected Agreement shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

16.      Applicable Law.

          The Stock Option Plan shall be governed and interpreted, construed and applied in accordance with the laws of the State of Delaware.

17.      Withholding.

          A holder shall, upon notification of the amount due and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

18.      Miscellaneous.

          (1) The terms "parent," "subsidiary" and "subsidiary corporation" shall have the meanings set forth in Sections 424 (e) and (f) of the Code, respectively.

          (2) There term "disinterested person" shall mean a person who is not at the time he exercises discretion in administering the Stock Option Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Stock Option Plan or any other plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock or stock options of the Corporation or any of its affiliates.

          (3) The term "terminated for cause" shall mean termination by the Corporation (or a subsidiary thereof) of the employment of or other relationship with, the original grantee by reason of the grantee's (i) willful refusal to perform his obligations to the Corporation (or a subsidiary thereof), or (ii) willful misconduct, contrary to the interests of the Corporation (or a subsidiary thereof), or (iii) commission of a serious criminal act, whether denominated a felony, misdemeanor or otherwise. In the event of any dispute whether a termination for cause has occurred, the Board of Directors may by resolution resolve such dispute and such resolution shall be final and conclusive on all parties.

          (4) The term "change in control" shall mean an event or series of events that would be required to be described as a change in control of the Corporation in a proxy or information statement distributed by the Corporation pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, in response to item 6(e) of Schedule 14A promulgated thereunder, or any substitute provision which may hereafter be promulgated thereunder or otherwise adopted. The determination whether and when a change in control has occurred or is about to occur shall be made by the Board of Directors in office immediately prior to the occurrence of the event or series of events constituting such change in control.

                LINDA'S FLAME ROASTED CHICKEN INCORPORATED PROXY

                         Annual Meeting of Stockholders
                                  June 26, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, UNLESS OTHERWISE PROPERLY MARKED AND EXECUTED BY THE UNDERSIGNED STOCKHOLDER, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

         The undersigned hereby appoints each of Peter Weissbrod and Stuart Fuchsman, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and vote all the shares of Common Stock of Linda's Flame Roasted Chicken Incorporated that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, June 26, 1996, at 10:00 a.m. (local time), or at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.


(Continued, and to be marked, dated and signed, on reverse side)

A |x|  Please mark your votes as in this example.



1.   ELECTION OF SEVEN DIRECTORS.

     FOR all nominees below (except as marked to the contrary below)    |_|

     WITHHOLD AUTHORITY to vote for all nominees below                  |_|

     NOMINEES:         Peter Weissbrod, Stuart Fuchsman, Richard Goldberger,
                       Lewis Levine, Marc Roberts, William Ozzard and
                       Ivan Szathmary


     INSTRUCTION:      To withhold authority to vote for any nominee, write that
                       nominee's name here:


2.   TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
     INCORPORATION THAT WOULD CHANGE THE NAME OF THE COMPANY TO
     LINDA'S DIVERSIFIED HOLDINGS INC.

     |_|  For                     |_|  Against                    |_|  Abstain

3.   TO APPROVE THE 1995 STOCK OPTION PLAN.

     |_|  For                     |_|  Against                    |_|  Abstain

4.   TO RATIFY SELECTION OF ROTHSTEIN, KASS AND COMPANY, P.C. AS
     CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1996
     CALENDAR YEAR.

     |_|  For                     |_|  Against                    |_|  Abstain

Please sign exactly as name appears below. When shares are held by joint tenants or tenants in common, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ------------------, 1996


                         -------------------------------------------------------
                         Signature


                         -------------------------------------------------------
                         Signature if held as joint tenants or tenants in common

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.